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                                                                    EXHIBIT 10.3



                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (as the same may be modified, amended, supplemented and/or restated from time to time, this "Agreement") is entered into as of March 19, 1998, between COYOTE SPORTS, INC., a Nevada corporation (the "Company"), PARAGON COYOTE TEXAS LTD., a Texas limited partnership (the "Shareholder), and each Permitted Transferee (as defined in Section 1.1(g) hereof) that has joined in this Agreement after the date hereof pursuant to Section 7.6(b) hereof.

          In accordance with that certain Loan Agreement of even date herewith by and among, inter alia, the Company and the Shareholder (the "Loan Agreement") and the Other Transaction Documents, the Company has issued and delivered to the Shareholder the Initial Consideration Shares, the Company has agreed to issue and deliver to the Shareholder the Contingent Issuance Shares under the circumstances set forth in the Loan Agreement, Stonebraker has pledged to the Shareholder the Stonebraker Collateral Shares and Probst has pledged to the Shareholder the Probst Collateral Shares.


                                    ARTICLE I

                                   DEFINITIONS

          1.1 Definitions of Certain Terms. For purposes of this Agreement, the following terms shall have the meanings provided below:

          (a) "Demand Registration" means a registration of Registrable Securities made or to be made by the Company in satisfaction of a Demand Request (as defined in Section 2.1 hereof).

          (b) "Demanding Holders," with respect to any Demand Registration, means the Demand Requesting Holders who have requested that the Company effect such Demand Registration and the Remaining Holders (as defined in Section 2.2 hereof) who have requested that the Company include Registrable Securities held by such Remaining Holders in such Demand Registration.

          (c) "Holder" means the Shareholder and any Permitted Transferee who at the time of determination holds any Registrable Securities.

          (d) "Losses" means losses, claims, damages, liabilities, costs and expenses (including without limitation attorneys' fees).


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          (e) "Minimum Demand Number" means 50,000 Lender Shares that are
Registrable Securities.

          (f) "Permitted Transfer" means any transfer of Registrable Securities by the Shareholder in compliance with the Securities Act but not effected pursuant to an effective Registration Statement (i) of which the Shareholder has given the Company notice and in connection with which the Shareholder has assigned the registration rights set forth herein with respect to such transferred Registrable Securities or (i) that is an involuntary transfer by operation of law.

          (g) "Permitted Transferee" means a transferee of Registrable Securities pursuant to a Permitted Transfer.

          (h) "Piggyback Registration" means a registration of securities of the Company in which Registrable Securities have been or are to be included in satisfaction of a Piggyback Request (as defined in Section 3.1 hereof).

          (i) "Registrable Securities" means any of the Lender Shares beneficially owned by the Shareholder or any Permitted Transferee, as such Lender Shares may be adjusted from time to time for any stock splits, stock dividends, recapitalizations, reclassifications, mergers, consolidations or like actions, or any such lesser number of Lender Shares that constitute all Registrable Securities.

          (j) "Registration Period" means the period beginning on the date hereof and ending on the fifth anniversary of the date hereof, as the same may be extended pursuant to Sections 2.3(b), 4.1(d) or 4.1(h) hereof.

          (k) "Registration Statement" means a registration statement filed or to be filed by the Company under the Securities Act.

          1.2 Definitions of Certain Other Terms. Undefined capitalized terms used herein shall have the meanings respectively ascribed to them in the Loan Agreement.


                                   ARTICLE II

                              DEMAND REGISTRATIONS

          2.1 Demand Rights. Subject to the limitations set forth in this
Article II, during the Registration Period Holders of not less than the Minimum Demand Amount ("Demand Requesting Holders") may deliver a written notice to the Company (a "Demand Request"), requesting that the Company register Registrable Securities held by such Demand Requesting Holders. Each Demand


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Request shall state (a) the name or names of the Demand Requesting Holders, (b)
with respect to each Demand Requesting Holder, the number of Registrable Securities that such Demand Requesting Holder seeks to register pursuant to such Demand Request and (c) the intended manner of offering of such Registrable Securities.

          2.2      Demand Right Procedures.

          (a) Within ten (10) days after the receipt by the Company of a Demand Request, the Company shall deliver a written notice thereof (a "Demand Request Notice") to each Holder that is not a Demand Requesting Holder (the "Remaining Holders"). The Demand Request Notice shall state that the Company has received a Demand Request pursuant to this Agreement and shall offer to include, in any Registration Statement filed by the Company in connection with such Demand Request, all or part of the Registrable Securities held by the Remaining Holders.

          (b) During the ten (10) day period next following delivery of a Demand Request Notice with respect to any Demand Request, each Remaining Holder may deliver a written notice to the Company (an "Additional Registration Request") requesting that the Company include, in any Registration Statement filed by the Company in connection with such Demand Request, Registrable Securities held by such Remaining Holder. An Additional Registration Request delivered by a Remaining Holder shall state (i) the name of the Remaining Holder, (ii) the number of Registrable Securities that such Remaining Holder seeks to register pursuant to such Additional Registration Request and (iii) the intended manner of offering of such Registrable Securities.

          (c) Subject to the limitations set forth in this Article II, the Company shall include in any Demand Registration (i) all Registrable Securities that the Demand Requesting Holders have requested that the Company register in such Demand Registration, as set forth in the applicable Demand Request, and
(ii) all Registrable Securities that the Remaining Holders have requested that the Company register in such Demand Registration, as set forth in the applicable Additional Registration Requests (the aggregate number of such Registrable Securities being referred to herein as the "Demand Request Number").

          2.3      Limitations on Demand Rights.

          (a) The Holders of Registrable Securities shall be entitled to a maximum of two (2) registrations under this Article II; provided, however, that the Company shall not be required to take any action to effect any Demand Registration if the Demand Request Number is less than the Minimum Demand Number or unless a Demand Request with respect to such Demand Registration is made prior to the expiration of the Registration Period.

          (b) Notwithstanding anything to the contrary set forth in this Article
II: (i) the Company shall not be obligated to honor a Demand Request at any time from and after the date on which it has filed a Registration Statement with the Commission in connection with a bona fide



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public offering through and until sixty (60) days after such Registration
Statement is declared effective by the Commission or its abandonment, whichever shall occur first; and (ii) the Company shall have the right to postpone the filing or effectiveness of any Registration Statement filed or to be filed in connection with a Demand Registration for a reasonable period of time (not to exceed sixty (60) days) if at the time the Company receives the Demand Request with respect to such Demand Registration the Company shall have furnished to the Demanding Holders a certificate signed by the Chief Executive Officer, President or chief financial officer of the Company stating either that (A) the Company is conducting or is about to conduct a primary offering of the Company's securities and the Company has been advised by its investment banker in writing that such offering would be adversely affected by such Demand Registration (provided that the Holders are entitled to include Registrable Securities under Article III hereof) or (B) the Board of Directors of the Company has determined in good faith that the offering of Registrable Securities pursuant to such Demand Registration will interfere with a material financing, merger, acquisition, sale of assets, recapitalization or other material transaction involving the Company or any of its subsidiaries. If any Demand Registration is postponed pursuant to this Section 2.3(b), a majority in interest of the Demand Requesting Holders who have requested that the Company effect such Demand Registration may withdraw such request by written notice delivered to the Company, in which case such Demand Registration shall not count as a Demand Registration and the Registration Period shall be automatically extended by a period of time equal to the period of such postponement.

          (c) The Company shall not be deemed to have effected a Demand Registration unless and until the Registration Statement filed with the Commission in connection with such Demand Registration has been declared effective under the Securities Act and has remained in effect until the earlier of (i) the completion of the distribution of all Registrable Securities registered thereby and (ii) the expiration of the one hundred eighty (180) day period commencing upon the effective date of such Registration Statement.

          (d) The Company shall abandon any Demand Registration prior to the effectiveness of such Demand Registration if all Demanding Holders registering Registrable Securities pursuant to such Demand Registration request in writing that the Company abandon such Demand Registration. Any Demand Registration abandoned by the Company pursuant to this Section 2.3(d) shall be counted as a Demand Registration for purposes of this Agreement notwithstanding such abandonment, unless the Demanding Holders shall have paid all reasonable expenses actually incurred by the Company in connection with such Demand Registration and evidenced to the reasonable satisfaction of the Demanding Holders.

          (e) Neither the Company nor any other holder of Company securities (other than Holders) may include shares in a Demand Registration without the consent of the Holders holding two-thirds of the Registrable Securities sought to be included in such Demand Registration unless the managing underwriter, if any, of such offering shall have advised each Holder participating in such offering in writing that the inclusion of such other securities would not (i) limit the number



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of Registrable Securities sought to be included by the Holders or (ii) reduce the offering price thereof.

          (f) Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to effect any registration of Registrable Securities pursuant to this Article II unless at the time of any such registration the Company is eligible to use Form S-3 (or any successor form or any similar short-form registration adopted by the Commission for which the Company may then be eligible that is appropriate for the registration of Registrable Securities). In such regard, the Company agrees to use its best efforts to ensure that it is eligible to use Form S-3 (or any successor form or any similar short-form registration adopted by the Commission for which the Company may then be eligible that is appropriate for the registration of Registrable Securities) at the earliest possible time and to maintain such eligibility at all times thereafter.

          2.4 Manner of Offering. All offerings of Registrable Securities pursuant to a Demand Registration shall be made pursuant to a prescribed plan of distribution satisfactory to a majority in interest of the Demand Requesting Holders.

          2.5 Priorities. In the event that the managing underwriter or underwriters of a Demand Registration (or the Holders of a majority of the Registrable Securities sought to be included in such Demand Registration, in the case of a Demand Registration that is not being underwritten) shall determine that the amount of securities of the Company (including Registrable Securities) to be included in such Demand Registration exceeds the maximum amount of securities (the "Maximum Demand Amount") that could be included in such registration without materially adversely affecting the price at which such securities are to be sold or the marketing of the offering thereof, the Company shall include in such Demand Registration the Maximum Demand Amount of such securities in accordance with the following order of priority:

          (a) first, the Registrable Securities requested to be registered by the Demanding Holders, pro rata, to the extent of the Maximum Demand Amount; and

          (b) second, to the extent that the number of Registrable Securities requested to be registered by the Demanding Holders and other securities to included in such Demand Registration does not exceed the Maximum Demand Amount and the Company and/or other holders of securities of the Company (other than Holders) are entitled to so include such other securities under Section 2.3(e), the remaining securities requested to be registered by the Company and such holders shall be allocated in such manner as the Company may determine.



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                                   ARTICLE III

                             PIGGYBACK REGISTRATIONS

          3.1 Piggyback Rights. If at any time the Company proposes to register under the Securities Act securities of the Company on a Registration Statement, whether for its own account or the account of other holders (other than Holders) of the Company's securities, the Company shall deliver a written notice thereof (a "Piggyback Notice") to each Holder not less than thirty (30) days prior to the date when such Registration Statement is to be filed with the Commission. During the ten (10) day period next following delivery of a Piggyback Notice, each Holder may deliver a written notice to the Company (a "Piggyback Request") requesting that the Company include in such Registration Statement Registrable Securities held by such Holder and stating (i) the name of the requesting Holder, (ii) the number of Registrable Securities that such Holder seeks to register pursuant to such Piggyback Request, and (iii) the intended manner of offering of such Registrable Securities. Subject to the limitations set forth in this Article III, the Company shall include in any Piggyback Registration all Registrable Securities that the Holders have requested that the Company register as set forth in Piggyback Requests delivered by such Holders in connection with such Piggyback Registration.

          3.2 Limitations on Piggyback Rights. (a) No Holder shall have the right to make a Piggyback Request with respect to any Registration Statement to be filed by the Company (i) after the Registration Period or (ii) if such Registration Statement relates solely to Company securities that are to be issued in an offering (A) solely to directors, officers or employees of the Company or subsidiaries of the Company pursuant to a bona fide employee stock option, bonus or other plan or (B) in which such securities are to be sold for consideration other than cash.

          (b) If any Piggyback Registration shall be underwritten in whole or in part, the Company shall have the right to require that the Registrable Securities requested for inclusion therein pursuant to this Article III be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

          3.3 Manner of Offering. All offerings of Registrable Securities pursuant to a Piggyback Registration shall be made pursuant to a prescribed plan of distribution reasonably satisfactory to the Company.

          3.4 Priorities. In the event that the managing underwriter or underwriters of a Piggyback Registration (or the Company, in the case of a Piggyback Registration that is not being underwritten) shall determine that the amount of Company securities (including Registrable Securities) to be included in such Piggyback Registration exceeds the maximum amount of securities (the "Maximum Piggyback Amount") that could be included in such registration without materially adversely affecting the price at which such securities could be sold or otherwise materially adversely affecting the market for such securities, the Company shall include in such



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Piggyback Registration the Maximum Piggyback Amount of such securities
(including Registrable Securities) in accordance with the following order of priority:

          (a) first, if such offering is made pursuant to the exercise of demand registration rights (other than those granted to Holders), the securities requested to be included in such offering by the Persons exercising such demand registration rights;

          (b) second, the securities the Company proposes to sell for its own account;

          (c) third, the Registrable Securities requested to be registered by the Holders thereof, on (to the extent necessary) a pro rata basis among the Holders of such Registrable Securities according to the number of Registrable Securities requested to be included by such Holders; and

          (d) fourth, the remaining securities requested to be registered by the holders thereof, on (to the extent necessary) a pro rata basis among the holders of such other securities according to the number of such other securities requested to be included by such holders.

          3.5 Delay and Withdrawal of Piggyback Registrations. Notwithstanding anything in this Article III to the contrary, the Company may, in its reasonable discretion, delay the effectiveness of or abandon any Piggyback Registration.


                                   ARTICLE IV

                             REGISTRATION PROCEDURES

          4.1     Registration Procedures.

          (a) Whenever Holders shall request the registration of any Registrable Securities pursuant to any Demand Registration or Piggyback Registration, the Company will use its best efforts (subject to Sections 2.3(b), 2.5, 3.4 and 3.5 hereof) to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable.

          (b) In connection with any Demand Registration, the Company as promptly as possible will prepare and file with the Commission a Registration Statement with respect to the Registrable Securities to be included in such Demand Registration on Form S-3 (or any successor form or any similar short-form registration adopted by the Commission for which the Company may then be eligible that is appropriate for the registration of Registrable Securities).

          (c) Prior to filing any Registration Statement or prospectus or any amendments or supplements thereto (including any documents incorporated by reference in any Registration



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Statement after the initial filing of such Registration Statement) in which
Registrable Securities are included pursuant to this Agreement, the Company shall furnish to counsel for any managing underwriter of any underwritten public offering of Registrable Securities and, whether or not the Registration Statement relates to an underwritten public offering, to counsel engaged by the Holders of a majority in interest of the Registrable Securities included in such Registration Statement, copies of all such documents proposed to be filed with the Commission, which documents shall be subject to the reasonable review of such counsels and, if requested by such counsels, shall include such additional material that in their judgment should be included therein (subject, however, to the reasonable approval of counsel to the Company). Notwithstanding the foregoing, in the case of periodic reports of the Company that are incorporated by reference into any Registration Statement in which Registrable Securities are included pursuant to this Agreement after the effective date of such Registration Statement, the Company shall only be required to furnish such periodic reports to counsel engaged by the Holders of a majority in interest of the Registrable Securities included in such Registration Statement, if any, concurrently with the filing of such periodic reports.

          (d) The Company will notify each Holder of the Registrable Securities included in any Registration Statement pursuant to this Agreement of any stop order issued or, to the knowledge of the Company, threatened by the Commission in connection with such Registration Statement and will take all actions required to prevent the entry of such stop order or to remove it if entered at the earliest possible time. The Registration Period shall automatically be extended by a period of time equal to the periods during which any such stop orders are in effect.

          (e) The Company shall prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement filed pursuant to a Demand Registration, and amendments and supplements to the prospectus issued in connection therewith, as may be necessary to keep such Registration Statement effective for the periods set forth in Section 2.3(c) hereof and to comply with the requirements of the Securities Act and the rules and regulations thereunder relating to the sale or other disposition of the securities covered by such Registration Statement.

          (f) The Company shall furnish to the counsel engaged by the Holders of a majority in interest of the Registrable Securities included in any Registration Statement pursuant to this Agreement and the underwriter or underwriters and each Holder of Registrable Securities included in such Registration Statement such number of copies of the Registration Statement, including exhibits, and each post-effective amendment thereto, and the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference in such Registration Statement, as such counsel, underwriter or Holder may reasonably request in order to facilitate the disposition of the Registrable Securities being sold and to satisfy the prospectus delivery requirements of the Securities Act.



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          (g) The Company shall notify each Holder of Registrable Securities that are included in any Registration Statement pursuant to this Agreement at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event that causes such prospectus as then in effect to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, if necessary in the reasonable judgment of counsel for the Company, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          (h) Upon receipt of any notice of the happening of any event of the kind described in Section 4.1(g) hereof, each Holder will immediately discontinue disposition of the Registrable Securities to which the applicable prospectus relates until such Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.1(g) hereof or until the Company shall have advised such Holder in writing that the use of the prospectus may be resumed and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters (if any) to, deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding the above, the Registration Period shall be automatically extended for a period of time equal to the periods during which any such suspensions are required.

          (i) If requested by the managing underwriter or underwriters of any registration or by any Holder of the Registrable Securities included in any Registration Statement, the Company shall, subject to the approval of counsel to the Company in its reasonable judgment, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or such Holder reasonably shall furnish to the Company in writing and request to be included therein including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (j) The Company shall use its best efforts to register or qualify the Registrable Securities covered by any Registration Statement pursuant to this Agreement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any Holder of such Registrable Securities or underwriter shall reasonably request in writing, and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by such Registration Statement; provided,



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however, that the Company will not be required to qualify generally to do business (or subject itself to taxation) in any jurisdiction in which it is not then so qualified (or subject) or to take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject.

          (k) The Company shall cooperate with the Holders of the Registrable Securities covered by any Registration Statement pursuant to this Agreement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold under such Registration Statement, in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request.

          (l) Prior to the effectiveness of any Registration Statement filed pursuant to a Demand Registration or with respect to which Holders have exercised their piggyback registration rights pursuant to Article III hereof, the Company and the Holders of Registrable Securities covered thereby shall enter into such customary agreements (including, if such Registration Statement relates to an underwritten offering, an underwriting agreement as provided in
Section 4.1(n) hereof) and shall take all such other customary actions (including, without limitation, delivery of customary legal opinions and officers' certificates) as the Holders of such Registrable Securities being sold or the underwriters participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

          (m) The Company may require each Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. Each such Holder agrees (i) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event as a result of which, in either case, any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits or would omit to state any material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and (ii) promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (n) Each Holder participating in any offering agrees (i) to make any sales of its Registrable Securities on the basis provided in any underwriting arrangements (A) approved by



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the Company in its reasonable discretion, in the case of a Piggyback
Registration or (B) approved by the Holders of a majority in interest of such Registrable Securities, in the case of a Demand Registration, and (ii) to complete and execute all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents consistent with the terms of this Agreement and reasonably required under the terms of such underwriting arrangements.

          4.2     Restrictions on Public Sale.

          (a) If and to the extent requested in writing by the managing underwriter or underwriters for any Demand Registration (or by the Company, in the case of any such Demand Registration that is not being underwritten), each Holder agrees not to sell or offer to sell any Registrable Securities during the seven (7) days prior to, and during the forty-five (45) day period beginning on, the effective date of such Demand Registration (except as part of such registration).

          (b) In the case of a Demand Registration involving an offering by Demand Requesting Holders of at least 100,000 Lender Shares that are Registrable Securities, if and to the extent requested in writing by the managing underwriter or underwriters (or the Demand Requesting Holders holding at least 75% of the Registrable Securities sought to be included in such Demand Registration, in the case of any such Demand Registration that is not being underwritten), the Company agrees not to sell or offer to sell in a registered public offering any securities of the same class as Registrable Securities during the seven (7) days prior to, and during the forty-five (45) day period beginning on, the effective date of such Demand Registration (except as part of such registration).


                                    ARTICLE V

                                    EXPENSES

          5.1 Expenses Borne by the Company. Except as otherwise provided in
Section 5.2 hereof, the Company will bear the following fees, costs and expenses with respect to any Demand Registration or Piggyback Registration hereunder: (i) all Commission and National Association of Securities Dealers, Inc. registration and filing fees and expenses; (ii) all fees, costs and expenses of compliance with state securities or blue sky laws; (iii) all costs and expenses related to the preparation, printing, distribution and reproduction of Registration Statements required to be filed in connection with such Demand Registration or Piggyback Registration (as the case may be), the prospectuses included therein or prepared for distribution pursuant thereto and any amendments or supplements to the foregoing; (iv) all messenger and delivery costs and expenses and internal costs and expenses, including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties; (v) the fees and disbursements of counsel and independent certified public accountants for the Company; (vi) the fees and disbursements of one counsel and one firm of independent certified public accountants



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for all Holders including Registrable Securities in such registration; (vii) in the case of a Piggyback Registration initiated by the Company, the fees and disbursements of counsel to the underwriters; and (viii) all fees, costs and expenses incurred by the Holders including Registrable Securities in such registration not expressly listed above or in Section 5.2 hereof.

          5.2 Expenses Borne by the Holders. The Holders of Registrable Securities included in any Demand Registration or Piggyback Registration hereunder shall bear the following fees, costs and expenses with respect thereto: (i) all fees and disbursements of separate counsel and accountants for such Holders to the extent not covered under Section 5.1(vi) hereof; (ii) all underwriting discounts and commissions attributable to the offer or sale of such Registrable Securities; and (iii) all transfer taxes relating to such Registrable Securities.


                                   ARTICLE VI

                                 INDEMNIFICATION

          6.1 Indemnification by the Company. The Company agrees to indemnify, protect and hold harmless in full each Holder of Registrable Securities to be included in any registration pursuant to this Agreement, any underwriter and each Person who "controls" such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all Losses to which any of the foregoing Persons may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such Losses arises out of or is based upon any information that any such Holder, underwriter or controlling Person furnished in writing to the Company expressly for use therein or by the failure of any such Holder, underwriter or controlling Person to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder, underwriter or controlling Person with a sufficient number of copies of the same.

          6.2 Indemnification by Holders of Registrable Securities. In connection with any registration pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder agrees, severally and not jointly, to indemnify, protect and hold harmless in full the Company, its directors and officers, any underwriter, each other Holder so participating and each Person who "controls" the Company, such underwriter or other Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act), and all other Holders of



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


Registrable Securities so participating, from and against any Losses to which any of the foregoing Persons may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon an untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Holder to the Company or any underwriter specifically for inclusion therein; provided, however, that the obligations of each Holder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of its Registrable Securities.

          6.3     Conduct of Indemnification Actions.

          (a) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying Person after the receipt by such indemnified Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof (an "Action") made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and to permit the indemnifying Person to assume the defense of such Action with counsel reasonably satisfactory to such indemnified Person; provided, however, that, if the defendants in any Action include both the indemnified and indemnifying Persons and one or more indemnified Persons reasonably shall have concluded that there may be defenses available to it that are different from or additional to those of the indemnifying Person or if the indemnifying Person shall not within thirty (30) days following receipt of the indemnified Person's notice have employed counsel reasonably satisfactory to such indemnified Person, then the indemnified Person shall have the right to select separate counsel to participate in the defense of such Action on behalf of such indemnified Person at the Company's sole cost and expense. After notice from the indemnifying Person to such indemnified Person of its election so to assume the defense of an Action, the indemnifying Person shall not be liable to such indemnified Person pursuant to the provisions of Section 6.1 or 6.2 hereof for any legal fees or disbursements subsequently incurred by such indemnified Person in connection with the defense of such Action other than reasonable costs of investigation, unless (i) the indemnified Person shall have employed counsel in accordance with the proviso of the immediately preceding sentence, (ii) the indemnifying Person shall not have employed counsel reasonably satisfactory to the indemnified Person within a reasonable time after the notice of the commencement of the Action or (iii) the indemnifying Person has expressly authorized the employment of counsel for the indemnified Person at the cost and expense of the indemnifying Person. Notwithstanding the foregoing, however, the parties hereto understand and agree that the indemnifying Person shall, in connection with any one Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and disbursements of only one separate firm of attorneys (in addition to any local counsel) at any time for all indemnified Persons not having actual or potential differing interests with the other parties among themselves.

          (b) Whether or not the defense of an Action is assumed by the indemnifying Person (i) the indemnifying Person will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed) and (ii) without the consent of the indemnified Person, no indemnifying Person will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified Person from all liability in respect of such claim or litigation.

          6.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Article VI is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Holders of Registrable Securities being registered, as among themselves, shall contribute to the Losses described herein in such proportions so that the portion thereof for which the selling Holders shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to be attributable to an untrue statement of a material fact or an omission to state a material fact in a Registration Statement, preliminary, final or summary prospectus, or amendment or supplement thereto, in specific reliance upon and in conformity with information furnished to the Company by such Holders for use therein, and the Company shall be responsible for the balance, excluding any information provided to the Company by underwriters (subject to any other rights the Company may have against any other selling security holder not a Holder of Registrable Securities the securities of which were included in such Registration Statement, preliminary, final or summary prospectus, amendment or supplement). As among themselves, the Holders of Registrable Securities selling securities in such offering shall contribute to amounts payable by other selling holders, if any, in such manner as shall give effect, to the extent permitted by law, to the provisions of this
Section 6.4. Notwithstanding the provisions of this Section 6.4, however, no Holder shall be required to contribute any amount in excess of the amount, if any, by which the net proceeds of the sales of its Registrable Securities received by such Holder exceeds the aggregate amount of any Losses for which such Holders otherwise would be responsible in respect of the same or any substantially similar claim. No Person guilty of "fraudulent misrepresentation" (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII

                                  MISCELLANEOUS

          7.1 Rule 144. The Company shall timely file the reports required to be filed under the Securities Act and the Exchange Act (including without limitation the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act adopted by the Commission ("Rule 144")) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available such information) and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions therefrom provided by (a) Rule 144 or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          7.2 Other Registration Rights. From and after the date hereof, the Company shall not grant any registration rights to any holder or prospective holder of Company securities unless (a) such registration rights are subordinate to the registration rights granted to the Holders hereunder or (b) the Holders of at least two-thirds of all Registrable Securities then outstanding shall have given their prior written consent. The Company represents and warrants to the Holders that there are no outstanding registration rights with respect to Company securities as of the date hereof other than the registration rights granted pursuant to (i) this Agreement and (ii) that certain Representative's Warrant Agreement dated as of September 18, 1997 by and between the Company and Cohig & Associates, Inc. (the "Cohig Agreement"). The Company represents and warrants to the Holders that this Agreement is not inconsistent with the Cohig Agreement.

          7.3 Remedies. No remedy conferred upon any party to this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each such remedy shall be cumulative or shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive, in any action for specific performance, the defense that a remedy at law would be adequate.

          7.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, except (a) in writing duly executed on the Company's behalf, in the case of amendments, modifications, supplements, waivers or consents sought to be enforced against the Company, or (b) in writing duly signed by the Holders of two-thirds of the Registrable Securities then outstanding affected by such amendment, modification, supplement, waiver or consent, in the case of amendments, modifications, supplements, waivers or consents sought to be enforced against the Holders of Registrable Securities.

          7.5 Notices. All notices and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or by certified mail (return receipt requested) or telecopied and addressed as follows:

          (a)     if to the Company, to:

                           Coyote Sports, Inc.
                           2291 Arapahoe Avenue
                           Boulder  CO   80302
                           Attention: Chief Executive Officer
                           Telephone:       303/417-0942
                           Facsimile:       303/417-1700

                  with a copy (which shall not constitute notice) to:

                           Laurie P. Glasscock, Esq.
                           Chrisman, Bynum & Johnson, P.C.
                           1900 Fifteenth Street
                           Boulder CO   80302
                           Telephone:       303/444-4820
                           Facsimile:       303/449-5426

         (b)      if to the Shareholder, to:

                           Paragon Coyote Texas Ltd.
                           c/o Mark Pappas
                           307 West Seventh Street
                           Suite 1210
                           Fort Worth  TX   76102
                           Telephone:       817/810-0014
                           Facsimile:       817/810-0089
                  with a copy (which shall not constitute notice) to:

                           Brian D. Bowden, Esq.
                           Robinson & Bowden L.L.P.
                           512 Main Street, Suite 901
                           Fort Worth TX   76102
                           Telephone:       817/332-3370
                           Facsimile:       817/332-3381

          (c) if to any Permitted Transferee, to the address of such Permitted Transferee as shown in the records of the Company,

or to such other address as any of the above shall have specified by notice hereunder. Each notice or other communication delivered personally, mailed or telecopied in the manner described above shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          7.6     Successors and Assigns.

          (a) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that (i) no Holder shall have the right to assign or otherwise transfer (whether by operation of law or otherwise) any of the rights granted to such Holder under this Agreement, except, subject to compliance with the provisions of Section 7.5(b) hereof, for the assignment of any such rights to a Permitted Transferee of Registrable Securities, and (ii) this Agreement and the respective rights of the parties to receive performance of any obligations hereunder and to make claims in respect of breaches of their Agreement may be assigned as security to any Person or entity directly or indirectly extending credit to such Holder.

          (b) Each Permitted Transferee pursuant to a Permitted Transfer who is not a party to this Agreement prior to such Permitted Transfer shall execute and deliver, as a condition to such Permitted Transfer, such documentation as the Company reasonably may request to evidence such Permitted Transferee's joinder in, acceptance of and agreement with the obligations of Holders of Registrable Securities under this Agreement.

          7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal



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



effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages.

          7.8 Headings. The section and other headings contained in this Agreement are for convenience only and shall not be deemed to limit, characterize or interpret any provisions of this Agreement.

          7.9 Governing Law. This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Colorado, without application of the rules regarding conflicts of law.

          7.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect so long as the essential purposes of this Agreement are not impaired.

          7.11 Entire Agreement. This Agreement (together with the Loan Agreement and the Other Transaction Documents) contains the entire agreement, and supersedes all prior agreements and understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         [The remainder of this page has intentionally been left blank]



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


          IN WITNESS WHEREOF, this Registration Rights Agreement has been signed by each of the parties hereto as of the date first above written.


                                    COYOTE SPORTS, INC.,
                                     a Nevada corporation



                                    By:   /s/ James M. Probst
                                       ----------------------------------------

                                    Name:   James M. Probst
                                         --------------------------------------

                                    Title:    President
                                          -------------------------------------

                                    PARAGON COYOTE TEXAS LTD.,
                                     a Texas limited partnership

                                    By: Paragon Management Group, Inc.,
                                         a Texas corporation, General Partner



                                        By:   /s/ Mark A. Pappas
                                           -------------------------------------
                                               Mark Pappas, President



                                       19